Exhibit 99.1

 General Corporate & Gene Therapy Overview: At the Forefront of the Human Genome Medicine Revolution July 2019

General Corporate & Gene Therapy Overview 2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

General Corporate & Gene Therapy Overview 3 PLATFORM & Glycobiology AT-GAA Phase 3 in Pompe Disease Global Drug Development ~$580M+ Cash as of 6/30/19 (Proforma) GLOBAL COMMERCIAL ORGANIZATION Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases 600+ EMPLOYEES in 27 Countries Gene Therapy Protein Engineering World Class Biologics Capabilities Amicus is one of the world’s leading fully-integrated, global rare disease biotechnology companies

General Corporate & Gene Therapy Overview 4 Gene Therapy Portfolio Pompe Biologic Galafold Precision Medicine for Fabry Disease Phase 3 with Breakthrough Therapy Designation Industry’s Largest for Rare Disease Amicus has built a deep and highly distinct “Rare Portfolio” of products, technologies and programs With a recently launched, highly successful commercial precision medicine for Fabry disease, a late stage novel Enzyme Replacement Therapy with Breakthrough Therapy Designation in Phase 3 studies for Pompe disease (AT-GAA) and now the largest number of Gene Therapy programs for rare diseases in the industry

General Corporate & Gene Therapy Overview 5

Creating Shareholder Value

While Amicus shares have appreciated more than ~600% over the past five years, there is now an opportunity for further and substantial shareholder value creation

2014
July 2014
FOLD traded at ~$2/sh

2015
- Pompe ERT enters the clinic





2016
- Galafold® (migalastat) EU approval

2018
- Galafold® approved in U.S. and Japan
- Pipeline expansion into gene therapies

Nationwide Children's
Penn



2019
- AT-GAA Receives Breakthrough Therapy Designation
- Penn Gene Therapy Collaboration Expanded

July 1, 2019
FOLD shares at $12.45

Amicus Therapeutics

 Galafold® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold: Precision Medicine for Fabry Disease 7

Galafold Snapshot (as of March 31, 2019)

Galafold is the cornerstone of Amicus' success. It is an orally delivered small molecule precision medicine with a unique mechanism of action for Fabry patients with amenable variants that replaces the need for intravenously delivered enzyme replacement therapy


Galafold™
(migalastat) capsules
123 mg


$34.0M
1Q19 Galafold Revenue
$160-180M
FY19 Global Galafold Rev. Guidance
Geographic Expansion in 2019
Galafold™ (migalastat)
24
Countries with Pricing & Reimbursement
8
Regulatory Approvals
348
Amenable Variants in U.S. Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 8 Galafold Global Launch Momentum (as of March 31, 2019) Global: 150+ new patient adds in 1Q19 with continued >90% compliance and adherence. Now estimate ~18% global market share of treated amenable patients* U.S: 200+ prescription referral forms (PRFs) from 90+ prescribers (as of April 30); shortening time from PRF to shipment International: strong growth from both switch and previously untreated patients Japan: Q1 patients ahead of forecast with expanded commercial team Demographics: balanced mix of males and females, classic and late-onset patients across all markets *Market share based on reported 2018 global Fabry sales and assumes a 35% amenability rate for Galafold. Galafold is approved and fully reimbursed in the United States, the EU, Japan and most major countries.It is the one of the most successful new Lysosomal Disorder product launch ever.

Galafold: Precision Medicine for Fabry Disease 9 Galafold Success and FY19 Galafold Revenue Guidance $500M+ $160M-$180M $91.2M $36.9M $5.0M FY16 FY17 FY18 FY19 FY23 Galafold sales in 2019 represent the first full year of launch in the major geographies in the world and will be between $160-$180M, with more than 1,000 Fabry patients on therapy by the end of 2019.Galafold sales of $500M+ are expected by 2023.

Galafold: Precision Medicine for Fabry Disease 10

Total Amenable Patient Population ("TAPP")

Estimate based on 35% - 50% amenability

Fabry disease is increasingly believed to be one of the most prevalent human genetic diseases. The total amenable patient population ("TAPP") has the potential to make Galafold a $1B+ annual product at peak.


EU & ROW Only
TAPP: 2,000-3,000
2017
Today
WORLDWIDE*
(U.S. & Japan Added)
TAPP: 3,800-5,500
2018
Peak Potential
WORLDWIDE
Diagnosis continues at current rate
TAPP: 4,200-6,000
2028
Upside Potential
WORLDWIDE
Diagnosis grows due to newborn screening and patient finding initiatives in U.S. & Japan
TAPP: 4,700-6,750

*WORLDWIDE includes total amenable patient population in all Fabry ERT commercial markets today estimated effect of newborn screening on adult diagnostic rate.

Amicus Therapeutics

 AT-GAA Novel ERT for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease 12 Pompe Disease Overview 5,000 – 10,000+ patients diagnosed WW1; newborn screening suggests underdiagnosis Respiratory and cardiac failure are leading causes of morbidity and mortality Age of onset ranges from infancy to adulthood Deficiency of GAA leading to glycogen accumulation and cellular dysfunction Symptoms include muscle weakness, respiratory failure, and cardiomyopathy ~$900M+ Global Pompe ERT sales in FY182 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K Pompe disease is a severe and fatal muscular dystrophy and one of the most prevalent Lysosomal Disorders with very high unmet medical need

AT-GAA for Pompe Disease 13 AT-GAA: Foundation in Protein Engineering Amicus scientists specializing in protein engineering and glycobiology created a uniquely glycosylated and highly phosphorylated ERT (AT-GAA) that significantly enhances targeting to key muscles affected in patients.

AT-GAA for Pompe Disease 14

Pompe Patient Experience in Phase 1/2 Clinical Study (ATB200-02)

Phase 1/2 results showed strong and durable effects in patients out to two years, leading to dramatic improvements in muscle strength and function, as well as significant improvements in key biomarkers of disease

6-Minute Walk Test (m)

Cohort	Baseline (n=10)	Change at Month 24[a,b] (n=8) Mean (SD)
Cohort 1 ERT-Switch Ambulatory	**397.2** (96.8)	**+53.6** (36.4)
Cohort	**Baseline (n=5)**	**Change at Month 21 (n=5) Mean (SD)**
Cohort 3 ERT-Naïve	**399.5** (83.5)	**+54.8** (34.7)

FVC (% Predicted)

Cohort	Baseline (n=9*)	Change at Month 24[a,b,c] (n=7) Mean (SD)
Cohort 1 ERT-Switch Ambulatory*	**52.6** (14.7)	**-0.6** (2.8)
Cohort	**Baseline (n=5)**	**Change at Month 21 (n=5) Mean (SD)**
Cohort 3 ERT-Naïve	**53.4** (20.3)	**+6.1** (9.7)

[a]One patient in Cohort 1 discontinued from study (withdrew consent) before Month 24. [b]At the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. [c]Baseline FVC missing for 1 patient in Cohort 1



Amicus Therapeutics

AT-GAA for Pompe Disease 15 PROPEL (ATB200-03) Study Design 52-Week Primary Treatment Period (Double-Blind) 2:1 Randomization BTD Criteria • Preliminary clinical evidence indicates drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints AT-GAA Bi-Weekly Participants with Late-Onset Pompe Disease ~100 Patients 90 WW Clinical Sites ERT-Switch ERT-Naïve Long-Term Extension (Open-Label) AT-GAA Bi-weekly AT-GAA BTD Based on Ph 1/2 Clinical Efficacy Standard of Care Bi-Weekly BTD Features • Intensive guidance on an efficient drug development program Organizational commitment involving senior managers All Fast Track program features • Primary Endpoint: 6-Minute Walk Test at Week 52; Multiple Secondary Endpoints Well-Powered for Superiority • AT-GAA is the first ever second-generation product for any Lysosomal Disorder to earn Breakthrough Therapy Designation (“BTD”) from the FDA; Phase 3 enrollment is expected to complete in 2019 with data in 1H 2021

AT-GAA for Pompe Disease 16 Pompe Biologics Manufacturing •Agreements on biocomparability with key regulators (FDA, BfARM) •PROPEL participants now treated with drug manufactured at 1000L •Current bioreactor capacity to supply global population Amicus and partner WuXi Biologics have successfully produced AT-GAA at 1,000L commercial scale, demonstrating unique capabilities in Amicus biologics process science, manufacturing and quality control

AT-GAA for Pompe Disease 17 AT-GAA Treatment Opportunity •Phase 1/2 study data on AT-GAA demonstrated profound improvement in functional outcomes for Pompe patients •Enrollment of pivotal Phase 3 PROPEL Trial on track to complete enrollment of at least 100 patients by year end •Ongoing studies intended to support approval in all patients •AT-GAA plus Pompe gene therapy program can potentially build the largest and most valuable Pompe franchise in the industry Potential to become the standard of care for all persons living with Pompe with $1B+ in annual sales at peak

AT-GAA for Pompe Disease 18 AT-GAA Treatment Opportunity Any Pompe Gene Therapy will have to address both muscular and CNS aspects of disease and compare favorably on clinical endpoints to the then approved standard of care.AT-GAA has the potential to be standard of care well into the 2030s

 Gene Therapy Pipeline “We have a duty to obsolete our own technologies” - Amicus Belief Statement

General Corporate & Gene Therapy Overview 20 A Natural Evolution: Chaperones to Optimized ERT to Gene Therapy Pharmacological Chaperones Next-Generation ERTs Gene Therapies Stabilize “naturally produced” enzymes Stabilize and target “externally produced” enzymes Stabilize and target “internally produced” enzymes Amicus’ Shift Towards Gene Therapy is Built Upon Years of Experience in Developing Genetic Medicines Designed to Deliver Deficient Proteins to Target Cells and Organelles

General Corporate & Gene Therapy Overview 21

Expansion in Gene Therapy

In less than a year, Amicus has assembled the largest portfolio of gene therapy programs for rare diseases in the entire industry

	DISCOVERY	PRECLINICAL	PHASE 1/2	PHASE 3	REGULATORY	COMMERCIAL
Fabry Franchise						
Galafold® (migalastat) monotherapy						
Fabry Gene Therapy	PENN					
Pompe Franchise						
AT-GAA (Novel ERT + Chaperone)						
Pompe Gene Therapy	PENN					
Batten Franchise – Gene Therapies						
CLN6 Batten Disease	NCH					
CLN3 Batten Disease	NCH					
CLN8 Batten Disease	NCH					
CLN1 Batten Disease	NCH					
Next Generation Research Programs and CNS Gene Therapies						
CDKL5 Deficiency Disorder GTx / ERT	PENN					
Niemann-Pick Type C (NPC)	NCH / PENN					
Tay-Sachs Disease	NCH					
Other	NCH / PENN					
MPS Franchise - Gene Therapies						
Next Generation MPSIIIA	PENN					
MPSIIIB	PENN

General Corporate & Gene Therapy Overview 22

Validated Gene Therapy Platform

The core science for these neurological Lysosomal programs leverage the AAV technologies and platforms utilized in the neuromuscular space at NCH and have robust pre-clinical proof of concept for their application in Batten disease

Clinically validated AAV gene therapy approach by Dr. Brian Kaspar and team at NCH and Sanford

- Nationwide Children's Hospital Center for Gene Therapy (NCH)
- Intrathecal delivery with robust expression throughout CNS

Preclinical safety and efficacy studies replicated across multiple diseases at NCH

- SMA, ALS, CLN6, CLN3, CLN8

Amicus applying platform to Multiple Types of Batten disease and other Neurologic LSDs

- Two clinical programs in CLN6 and CLN3 Batten disease show initial safety in 15 patients; promising results in first two patients in CLN6
- Active preclinical programs in CLN8 and CLN1 Batten disease with other neurologic LSDs in earlier preclinical development



NATIONWIDE CHILDREN'S

SANFORD RESEARCH


nature
biotechnology

Foust, Kaspar et al, 2009

Amicus Therapeutics

Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

General Corporate & Gene Therapy Overview 23 Batten Disease Overview Source: Batten Disease Fact Sheet, NINDS, Publication date June 2018. Disease Overview •A group of disorders known as neuronal ceroid lipofuscinoses (NCLs), collectively referred to as Batten disease •Mutation in one of 13 different CLN genes leads to lysosomal dysfunction •Signs and symptoms include: •Loss of speech, ambulation, vision and cognition Batten disease is a devastating early childhood disease that is 100% fatal in children

AAV-CLN6 Gene Therapy for CLN6-Batten Disease 24 AAV-CLN6 Batten Disease Gene Therapy: Phase 1/2 Study 1st Patient Dosed >3 Years Ago 12 Children Treated Favorable Safety Profile (exposure from ~7 to 41 months) The Amicus CLN6 Batten disease program is one of the most advanced AAV Gene Therapy programs in development today

AAV-CLN6 Gene Therapy for CLN6-Batten Disease 25 Efficacy Data: Matched Sibling Case Report Hamburg Score (Motor and Language) Younger sibling AGE OF ONSET • Two siblings (same genotype) treated with gene therapy at ages 2.8 and 5.3 years, respectively Two years post treatment, Hamburg motor and language scores indicate no disease progression in the younger sibling Disease progression in older sibling has shown evidence of stabilization to date Normal function 6 5 • osing 4 Older 3 2 x dosing • 1 Total loss of ability 0 10 20 30 40 50 60 70 80 90 100 0 Age (months) Older siblingYounger sibling GT x d GT si bling Encouraging Interim Efficacy Data in First Two Patients Treated with Gene Therapy with Two Years of Follow-up

AAV-CLN6 Gene Therapy for CLN6-Batten Disease 26

Upcoming CLN6 Batten Disease Interim Clinical Data

Important data in 7 patients at ~2 years following gene therapy administration will be reported in 3Q19

1. Safety
2. Hamburg Motor + Language (study patients)
3. Hamburg Motor + Language (natural history)
4. Matched Sibling Pairs (treated vs. natural history*; treated vs. treated**)

Key question for next CLN6 data set:

"As compared with natural history and sibling pair data, has the fundamental course of disease been profoundly changed, especially in younger children before severe neurodegeneration has occurred?"

*study participants with untreated CLN6 siblings as natural history controls
**siblings are clinical study participants who received CLN6 gene therapy

Amicus Therapeutics

AAV-CLN3 Gene Therapy for CLN3-Batten Disease 27 CLN3 Batten Disease: Preclinical and Clinical Summary Preclinical Data in KO Mice Reduction of storage material in mouse model Improvement of motor function and cognitive behavior in mouse model Comparable survival in Widespread gene mouse model expression in brain of NHPs Amicus’ second clinical stage Gene Therapy in CLN3 Batten disease has successfully completed dosing in three children in Cohort 1 (low dose) and dosing for up to an additional three patients in Cohort 2 (high dose) will be completed in 2H 2019

General Corporate & Gene Therapy Overview 28 Addressable Patient Populations in Neurologic LDs* >3,500 CLN1, Tay-Sachs, and Others ~750 CLN8 ~5,000 CLN3 ~1,000 CLN6 *Estimated addressable U.S., EU, Japan, and other major, reimbursable markets based on published incidence and prevalence The portfolio of NCH/Celenex programs has the potential to reach $1B+ in peak annual recurring revenue

Amicus and Penn Expanded Gene Therapy Collaboration 29 Amicus Establishes Gene Therapy Portfolio focused on combining Penn’s gene therapy experience and technologies with Amicus expertise in protein engineering. Improved Protein Targeting & Stabilization Targeting moieties Protein design Increased Protein Secretion Effective signal sequences to increase protein expression & secretion Increased Protein Expression Novel untranslated sequences to avoid inhibition of initiation and drive efficient protein synthesis The original Amicus/Penn Gene Therapy collaboration with Dr. Jim Wilson’s lab was announced in October 2018 and It centered on programs in Pompe, Fabry and CDKL5 Deficiency Disorder

Amicus and Penn Expanded Gene Therapy Collaboration 30 Penn Collaboration Overview • Dr. James Wilson and Gene Therapy Program (GTP) at Penn: Renowned center of excellence Gene therapy for orphan diseases – >20 years of gene therapy experience – Proven platform with numerous clinical programs across multiple disease indications Leader in next generation AAV technologies – * therapeutic approach agnostic Combines Amicus Expertise in Protein Engineering with Penn’s AAV Vector Technology, Manufacturing and Immunology Capabilities to Improve Safety and Efficacy and Speed Development

Amicus and Penn Expanded Gene Therapy Collaboration 31 Preclinical Pompe Gene Therapy Results Glycogen Luxol/PAS – Spinal Cord Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type Gaa -/-Gaa -/-Gaa -/-Gaa +/+ Key findings: • • Improved cellular uptake and glycogen reduction observed with engineered AAV-hGAA Robust glycogen reduction in CNS observed only with engineered AAV-hGAA 20X Within 7 months, the combined Amicus/Penn efforts to develop an advanced Gene Therapy in Pompe disease yielded striking results presented at the ASGCT meeting in April 2019

Amicus and Penn Expanded Gene Therapy Collaboration 32 Amicus Gene Therapy Expansion: Key Takeaways Amicus to Invest $10M / Year for 5 Years for Research to Improve Safety, Efficacy and Manufacturability of Next Generation Vectors with Option to Extend Partnership Encompasses 12 Additional Rare Diseases, including Rett Syndrome, Angelman Syndrome, Myotonic Dystrophy and Select Other Muscular Dystrophies Current Collaboration Extended to Include Three New Indications: Niemann-Pick Type C, Next Generation MPS IIIA, and MPS IIIB Worldwide Rights to Penn’s Next Generation Gene Therapy Technologies for the Majority of Lysosomal Disorders In May 2019, Amicus and Penn announced a major expansion of the collaboration

Amicus and Penn Expanded Gene Therapy Collaboration 33 Amicus Approach: Engineered Transgenes for Optimal Cross-Correction (4) Proteins include targeting moieties for improved uptake Transgene encapsulated in AAV Target protein enters target cell via receptor binding DNA (transgene) Modified AAV injected into patient AAV tranduces target cell (3) Proteins designed for improved stability in blood Transgene expresses target protein (1) Novel untranslated sequences to increase expression Target protein enters bloodstream (2) Effective signal sequences to increase protein secretion Amicus’ unique technologies for protein engineering in Gene Therapy represent a new major platform technology and a groundbreaking advancement in the field

Amicus and Penn Expanded Gene Therapy Collaboration 34 MPS IIIB Program Summary AAV-NAGLU Candidate (Unmodified WT): KO Mouse* NAGLU Binding to Intended Receptor** Brain NAGLU Activity Brain Histopath Score [unaffected] • • AAV-NAGLU candidate (unmodified); 3 single ICV doses (LD, MD, HD) 4-mo old KO mice (n=10); Sacrificed 90-days post injection Potential to engineer NAGLU transgene for improved receptor binding and cellular uptake Histopath Lesion Score The Amicus protein engineering technologies have now been applied to Penn’s MPS IIIB program to improve cellular uptake and cross-correction of affected cells

General Corporate & Gene Therapy Overview 35 Preclinical Advancements in GTx to come in 2H 2019 Positive initial preclinical data for Pompe gene therapy Selection of CMO partners for initial manufacturing supply Complete enrollment in low-dose cohort in CLN3 Batten disease Phase 1/2 study Complete enrollment in high-dose cohort in CLN3 Batten disease Phase 1/2 study Additional 2-year data from CLN6 Batten disease Phase 1/2 study Selection of Amicus late process development and manufacturing facilities Additional preclinical data including next-generation gene therapies for Fabry and Selection of Pompe AAV gene therapy IND candidate Pompe Gene Therapy Program Milestones Multiple preclinical pipeline advancements in Gene Therapy lie ahead in 2H 2019

General Corporate & Gene Therapy Overview 36 Amicus Global Research and Gene Therapy Center of Excellence in Philadelphia Artist renderings The 75,000 sq. ft. Amicus Global Research & Gene Therapy Center of Excellence in Philadelphia will be fully operational in 2H 2019 and is adjacent to Penn’s campus

General Corporate & Gene Therapy Overview 37 Manufacturing and Process Science Manufacturing and process science capabilities and capacity in Gene Therapy will be crucial for Amicus success. Our experience in complex biologics manufacturing and quality control provide a great competitive advantage here.

General Corporate & Gene Therapy Overview 38 CMO Partnerships GENE THERAPY Technologies and capabilities for Batten disease programs are being transferred to and developed at Thermo Fisher’s viral vector services business CLN6 Batten disease gene therapy to undergo a similar GMP process for clinical and commercial-scale manufacturing and supply Technologies and capabilities related to Penn collaboration are being transferred to and developed at Catalent Initial focus on Amicus Pompe AAV gene therapy program Manufacturing Partnerships Secured with Industry Leading CMOs with Tech Transfer Process Underway

General Corporate & Gene Therapy Overview 39 Plasmid Supply Relationships Amicus has also established long term supply agreements with industry leading plasmid suppliers for research and GMP quality plasmids for all Amicus Gene Therapy programs.

General Corporate & Gene Therapy Overview 40 Amicus Manufacturing Center of Excellence Amicus will build, staff and operate our own state of the art Gene Therapy Manufacturing Center of Excellence.This manufacturing complex will become one of the largest, most flexible and most technically advanced Gene Therapy manufacturing centers in the world

General Corporate & Gene Therapy Overview 41

Financial Summary and Guidance

Amicus financial strength provides a great foundation for the future, with ~$580M cash on hand

FINANCIAL POSITION	
Cash (Proforma)	~$580M
Cash Runway[1]	Into 2021
Debt[2]	$152.8M
CAPITALIZATION	
Shares Outstanding[3]	~255M
FINANCIAL GUIDANCE	
FY19 Galafold Revenue Guidance	$160M-$180M

[1]Based on existing operating plan including proceeds from June 2019 equity offering to invest in manufacturing
[2]Includes $3.7 million of convertible debt and $150 million of straight debt
[3]Includes shares from June 2019 equity offering

Amicus Therapeutics

General Corporate & Gene Therapy Overview 42 Our Passion for Making a Difference Unites Us Amicus is now at a major inflection point and positioned to create significant shareholder value ahead while advancing our mission for patients.